Exhibit 99.1

Corporate Update Michael R. Stanfield Chairman of the Board & CEO June 10, 2008

Safe Harbor Statement Statements in this presentation relating to future plans, results, performance, expectations, achievements and the like are considered "forward-looking statements." Those forward-looking statements involve known and unknown risks and are subject to change based on various factors and uncertainties that may cause actual results to differ materially from those expressed or implied by those statements. Factors and uncertainties that may cause actual results to differ include, but are not limited to, the risks disclosed in the company's filings with the U.S. Securities and Exchange Commission. The company undertakes no obligation to revise or update any forward-looking statements.

Today's Agenda Where the market is going and what it will require of successful companies Why our solutions are the best in the market, how we'll maintain that position, and why that is important Our strategic plans through 2011, major opportunities/obstacles, and a closer look at 2008 I want to discuss the following:

Today's Agenda Where the market is going and what it will require of successful companies Why our solutions are the best in the market, how we'll maintain that position, and why that is important Our strategic plans through 2011, major opportunities/obstacles, and a closer look at 2008

Identity Theft Today: Sources Of Identity Theft / Fraud Source: Consumer Fraud and Identity Theft Complaint Data January - December 2007, Federal Trade Commission, February 2008 Existing Accounts 9% Other 6% 23% 18% 14% 13% 11% 5% 25% 0% 5% 10% 15% 20% 25% 30% Credit Card Fraud Phone / Utilities Fraud Employment Related Fraud Bank Fraud Government Documents or Benefit Fraud Attempted Identity Theft Other Identity Theft New Accounts 14% 5% Loan Fraud New 4% Exist 3%

Identity Theft Today: Sources Of Identity Theft / Fraud Source: Consumer Fraud and Identity Theft Complaint Data January - December 2007, Federal Trade Commission, February 2008 Existing Accounts 9% Other 6% 23% 18% 14% 13% 11% 5% 25% 0% 5% 10% 15% 20% 25% 30% Credit Card Fraud Phone / Utilities Fraud Employment Related Fraud Bank Fraud Government Documents or Benefit Fraud Attempted Identity Theft Other Identity Theft New Accounts 14% 5% Loan Fraud New 4% Exist 3%

Identity Theft Today: Sources Of Identity Theft / Fraud Existing Accounts 9% Other 6% 23% 18% 14% 13% 11% 5% 25% 0% 5% 10% 15% 20% 25% 30% Credit Card Fraud Phone / Utilities Fraud Employment Related Fraud Bank Fraud Government Documents or Benefit Fraud Attempted Identity Theft Other Identity Theft Source: Consumer Fraud and Identity Theft Complaint Data January - December 2007, Federal Trade Commission, February 2008 New Accounts 14% 5% Loan Fraud New 4% Exist 3%

Identity Theft Today: Sources Of Identity Theft / Fraud Existing Accounts 9% Other 6% 23% 18% 14% 13% 11% 5% 25% 0% 5% 10% 15% 20% 25% 30% Credit Card Fraud Phone / Utilities Fraud Employment Related Fraud Bank Fraud Government Documents or Benefit Fraud Attempted Identity Theft Other Identity Theft Source: Consumer Fraud and Identity Theft Complaint Data January - December 2007, Federal Trade Commission, February 2008 New Accounts 14% 5% Loan Fraud New 4% Exist 3% All financial fraud: 41%

Identity Theft Today: The Marketplace Consumers are not sure what products are useful: A recent Javelin Report stated: "At present the most successful identity fraud protective services will be determined by marketing rather than effectiveness, because consumers are confused, frightened, and fraught with misperceptions. However, over time, five factors will ultimately decide the winners and losers in the identity fraud protection services market space." We'll revisit these five factors later Many companies are promising panacea solutions that are not what they claim Deceptive advertising is bad for consumers and bad for the marketplace Account takeover, identity theft, credit card fraud, government document fraud, and other related events are all identity fraud Source: Identity Fraud Protection Services, Javelin Strategy & Research, December 2007

Identity Theft Today: The Marketplace Product and service convergence will occur: Credit monitoring Asset account monitoring Public records monitoring Intrusion prevention Intrusive device countermeasures Phishing and malware protection Safe Internet surfing protection Continuous product updates to deal with continuously changing threats There will be a convergence of services, we want to lead that convergence, and are positioned to do so. It will take time-years not months.

INTERSECTIONS INC. © Intersections Inc.

The Marketplace: Competition

The marketplace is overcrowded.

Member Works (Canada) CSIdentity iSekurity Authentium
LoudSiren Entrust Equifax Wallet Shield Fair Isaac
LifeLock CoverMyID SafeCentral National ID Registry
Experian Fidelity National: Identity Sentinel ID Watchdog
First American/First Advantage TransUnion My ID Fix myIDsite Detto Technologies
CreditReporting.com Card Cops Affinion/Trilegiant TrustedID Equidata
ID Armor CIBC (Canada) My Public Info Identity Fraud, Inc.
Secure Identity Systems ReputationDefender Identity Cops Europ Assistance USA
Debix Identity Theft Assist NXG Strategies CreditReport.com
GetYourIdentityBack.com
National Card Registry Privacy Matters/Coverdell/Adaptive Marketing LLC
Clairmail Nationwide Identity Theft 911 ID Cure Iovation
IdentityForce IdentityTruth Demoxi Kroll Worldwide Truston

11 NASDAQ: INTX 11 www.intersections.com

The Marketplace: Competition Source: Company estimates based on various public and private reports While there are many companies vying for a foothold in the marketplace, Intersections is a demonstrated leader. In six years, we have increased our stake from 25% to 32%. 6% 75% 62% 25% 32% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2002 2008 Intersections Four Principal Competitors of 2002 New Competitors

The Marketplace: Intersections As Leader The stage has been set: Marketplace confusion in consumers' minds Over-populated competitive base Needed convergence of products We are well situated to take advantage of our leading position.

The Marketplace: Intersections As Leader We started our business as a credit monitoring company in 1996 and we have evolved over the years into a company dedicated to fighting fraud and creating the best solutions for consumers and businesses alike. We have positioned ourselves as a marketplace leader with: product breadth and quality customer service quality dependability in the eyes of our clients top-notch talent We count more than 1,300 corporations as partners in our businesses, primarily in the United States and Canada. We provide credit and identity fraud services to more than 8 million people either directly or through more than 150 relationships. We help more than 115 companies monitor their brands and products on the Internet to prevent brand theft, counterfeiting, and other similar crimes. We provide background screening services to more than 1,100 institutions in more than 100 countries. We have a reputation of innovation and steadfastness, and we will steadfastly innovate for the convergence coming in our marketplace.

Intersections As Leader: Key Innovations And Company Milestones 2001 2002 2003 2004 2005 2006 Spanish-language product launched Named one of Forbes 200 Best Small Companies Acquisition: Chartered Marketing 2007 2008 < 2001 Screening International joint venture formed White = company milestone; Blue = product innovation

Intersections As Leader: Growth Trend 2001-2008 2001 2002 2003 2004 2005 2006 2007 2008 Subscribers 0.89 1.56 2.27 2.89 3.66 4.63 5.26 5.55 2001 2002 2003 2004 2005 2006 2007 2008 Revenue 56.5 98 147.3 152.9 165.2 201.1 271.1 365 * Based on June 2008 guidance presented in slide 51 *

Where The Market Is Going Criminals attack consumers using more sophisticated tools and circuitous routes like spear phishing and social engineering Consumers are moving from apathy to awareness and slowly but surely into action Customers will seek reliable, comprehensive solutions Some companies over-promise protection and over-simplify solution; others, like Intersections, are advancing consumer protection against fraud by developing more advanced, more holistic approaches to fighting identity theft There is no panacea to resolve the problem of identity theft

Where The Market Is Going According to respected industry researchers like Gartner and Javelin, customers are calling for: a new reality and clarity about identity theft trustworthy, established, respectable companies-not fly-by-night providers or too-good-to-be-true solutions real and comprehensive products to protect against all types of identity fraud truthful advertising ethics and honesty in all customer transactions and business dealings

Where The Market Is Going Javelin Protection, Detection, ResolutionTM Model Prevention Stops identity theft at the source; preventing unauthorized material harm to private data. If an Identity theft has occurred, these methods thwart the criminal's use of private information to obtain funds. Detection Detection of fraudulent activity occurs through company monitoring systems, consumer alerts, account monitoring, reviewing credit reports, and other methods for identifying unusual activity. Resolution After identity fraud has occurred, Consumers and providers use these services and tools for restoration of accounts and credit worthiness. (c) 2008 Javelin Strategy & Research. Source: 2008 Identity Fraud Survey Report, Consumer Version, Javelin Strategy & Research, February 2008

Where The Market Is Going We agree with Javelin, but education is the cornerstone, and educating consumers takes time. EDUCATION PREVENTION DETECTION RECOVERY

Where The Market Is Going: 5 Factors To Gain Market Share Currently, the most successful identity fraud protective services define themselves through aggressive market tactics and little substance. Consumers are confused, frightened, and fraught with misperceptions. Over time, five factors will ultimately decide the winners and losers in the identity fraud protection services market space: 1. Price 2. Features 3. Ease of Use 4. Factual Advertising 5. Shift from Detection to Prevention Where does Intersections stand on these five issues? Source: Identity Fraud Protection Services, Javelin Strategy & Research, December 2007

Today's Agenda Where the market is going and what it will require of successful companies Why our solutions are the best in the market, how we'll maintain that position, and why that is important Our strategic plans through 2011, major opportunities/obstacles, and a closer look at 2008

Intersections Is Leading The Way "What Services Can You Trust?" "To assess the paid services, we signed up with six leading firms... Only two--Suze Orman's Identity Theft Kit and Identity Guard--offered protection for anything beyond financial fraud." "We signed up for Identity Guard's $17-per-month Total Protection plan ... and it alerted us to every change made in our credit reports." Source: Identity-Theft Protection: What Services Can You Trust?, PC World, April 29, 2008

Intersections Is Leading The Way Price Identity Guard(r) Total Protection is the most comprehensive service available, offering the most value for cost 2. Features Our products are rich in features, offering comprehensive protection, convenience, and unmatched security 3. Ease of Use While we strive to make our products convenient and user-friendly, we balance this with the utmost need for security 4. Factual Advertising Our core values demonstrate our unending commitment to ethical professionalism-and that includes advertising and marketing 5. Shift from Detection to Prevention With education as our cornerstone, we aim to help consumers protect themselves with services that monitor all types of data

INTERSECTIONS INC.

© Intersections Inc.

Intersections Is Leading The Way: Price

Period	Features	Type of Protection	Centricity	Total Protection	LifeLock	Equifax	Consumer Info	TrustedID	Retail Price
1998 - 1999	Online Credit Bureau Report	Detective	Credit	X		X	X		$14.95 one-time
	Credit Bureau Monitoring	Detective	Credit	X		X	X		$4.99/mo
	Credit Bureau Scores	Detective	Credit	X		X	X		$9.95/mo
	Credit Bureau Report Update	Detective	Credit	X		X	X		$14.95/update
2000 - 2002	3-in-1 Online Credit Bureau Report	Detective	Credit	X	X	X	X		$29.95 one-time
	3 Bureau Credit Monitoring	Detective	Credit	X		X	X		$6.99/mo
	3 Bureau Credit Scores	Detective	Credit	X		X	X		$42.84/yr
	3 Credit Bureau Report Update	Detective	Credit	X		X	X		$29.95/update
2003 - 2006	Public Record Report	Detective	Non-Credit	X					$49.95 one-time
	Public Record Report updates	Detective	Non-Credit	X					$49.95/update
	Proactive Public Record Monitoring	Preventative	Non-Credit	X					$39.95/yr
	Proactive Internet Monitoring	Preventative	Both	X				X	$29.95/yr
	Proactive Application Monitoring	Preventative	Both	X					N/A
2007 - 2008	Online Account Monitoring Via Mobile Phone (Mobile Lockbox[SM])	Preventative	Both	X					$3.99/mo
	Anti-key Logging Software (PrivacyProtect[SM])	Preventative	Both	X					$29.99/yr
	Internet Security Suite (ZoneAlarm)	Preventative	Non-Credit	X					$49.95/yr
	Credit Bureau Fraud Alert	Preventative	Credit		X	X		X	$10/mo
	Credit Bureau Freeze	Preventative	Credit			X		X	N/A
	2-Factor Authentication	Preventative	Both						$39.95/yr
	Monthly Rate			$14.99	$10.00	$14.95	$14.95	$10.00	$66.99
	Total Annual Amount			$179.95				$99.00	$803.99

Retail pricing sources obtained June 6, 2008, from creditreporting.com, equifax.com, guardedid.com, identityguard.com, idvault.com, intelius.com, lifelock.com, mobilelockbox.com, myfico.com, and zonealarm.com. See appendix for complete detail.

25 NASDAQ: INTX www.intersections.com

Intersections Is Leading The Way: Features As identity fraud has evolved, so have the solutions. Credit Threats Low Low High High 3B monitoring 3B profile with updates & monitoring 1B monitoring 1B report & monitoring with updates Lost/stolen credit card protection 3B monitoring, report, & scores + Internet surveillance .... plus identity monitoring 1B monitoring, report & score + Internet surveillance .... plus public record monitoring .... plus security software Fraud alerts Credit report freeze Credit score & monitoring Fraud alerts with 3rd party assistance Public record report & monitoring Security software Non-Credit Threats

Intersections Is Leading The Way: Ease Of Use We recently revamped our website and we're striving to do more: Engage in consumer research to develop convenient products that don't forego security Enhance the consumer experience with online dashboard features and controls Take advantage of new technologies to offer consumers more-more data monitoring, more PC protection, more convenience

Intersections Is Leading The Way: Factual-But In Your Face-Advertising Our customer promise is backed by: 12 years comprehensive consumer credit monitoring and education Comprehensive monitoring of non-credit data that, if compromised, might lead to identity theft Robust products and services that reflect the market's Shift from Detection to Prevention Delivering on our promise to consumers at every step, from marketing and advertising to fulfillment and customer care

Intersections Is Leading The Way: Shift From Detection To Prevention Products like Total Protection, PrivacyProtectSM, and Mobile LockboxSM, along with features like our Security Center, are helping to educate consumers while working to prevent the theft of their most sensitive and personal information. We are working to prevent-not just detect-and to back up every solution with another solution, because the criminal is always innovating.

Intersections Is Leading The Way... With Total Protection Identity Guard(r) Total Protection is the most robust service available today. 3B Credit Report 3B Monitoring 3B Score 3B QCU ID Risk Assessment Public Record Report Public Record Monitoring Internet Monitoring Quarterly update ITRU Credit Education Specialists Travelers Insurance ($20,000/$250) Zone antivirus software and spyware NEW! PrivacyProtectSM (antikeylogger software) NEW! Mobile LockboxSM with account aggregation

Intersections Is Leading The Way... With PrivacyProtectSM What is PrivacyProtectSM? Software that helps consumers avoid having their personal information compromised by identity thieves using a keylogger What is a keylogger (or keystroke logger)? An unauthorized program or device that monitors a consumer's typing, recording each keystroke typed on the computer's keyboard and stealing the data, which can be used to commit various crimes including identity fraud How does PrivacyProtectSM help? PrivacyProtectSM encrypts every keystroke typed, so the data cannot be transferred to unauthorized hackers and used to commit crimes With this encryption in place, consumers can surf the Internet and perform transactions knowing they are protected

Intersections Is Leading The Way... With PrivacyProtectSM

Intersections Is Leading The Way... With PrivacyProtectSM Active text field highlighted in green if active and PrivacyProtectSM ON

Intersections Is Leading The Way... With Mobile LockboxSM Secure Storage - safely store vital personal information, protecting it from theft and disasters Secure Access - authenticated access via mobile device (cell phone, smart phone, PDA) or PC Secure Send - built-in e-mail and fax functionality allows users to send information anywhere, anytime using an authenticated mobile device or PC Easy-to-Use Online Interface - dashboard-like visibility into various accounts, critical information, and important documents makes using the product simple Financial Dashboard - provides a single, secure point for accessing online bank, credit card, and investment accounts, with ability to view account details such as transactions and balances Custom Alerts - provide notification to potential fraud based on customer- defined activities such as withdrawals, check clearance, deposits, or other financial transactions

Intersections Is Leading The Way... With Mobile LockboxSM

Intersections Is Leading The Way... With Mobile LockboxSM Online Accounts allows users visibility into all registered online financial accounts.

Intersections Is Leading The Way... With Mobile LockboxSM Customer enters access code Customer creates a PIN for their phone Adding an authenticated mobile device allows users secure access to their stored information anytime, anywhere.

Intersections Is Leading The Way... With Security Center ZoneAlarm Internet Security Suite protects users against illicit computer attacks Link to download License Key FAQs Link to Zone site for technical support Mobile LockboxSM Download process displays once Customer may utilize application adding accounts, documents, passwords, setting up alerts, etc. Secure send functionality FAQs Demo PrivacyProtectSM Link to download License Key FAQs

Intersections Is Leading The Way: The Bottom Line We're helping protect consumers and innovatively shaping the marketplace with: Convenience and security Education and prevention Comprehensive credit monitoring Comprehensive monitoring of non-credit data Assistance in monitoring financial assets But we must continuously innovate and change to protect consumers and maintain our leadership position.

Today's Agenda Where the market is going and what it will require of successful companies Why our solutions are the best in the market, how we'll maintain that position, and why that is important Our strategic plans through 2011, major opportunities/obstacles, and a closer look at 2008

Our Strategy For Success: Overview We believe we have set the stage for marketplace clarity and growth, as well as consumer reaction in that marketplace. What will it mean if we are reasonably successful? Next, we'll: Share our strategic plans with you Discuss the major opportunities and obstacles to meeting those plans Take a closer look at 2008

First, let's look briefly at how our business has evolved away from wholesale servicing over the past few years. Our Strategy For Success

Our Strategy For Success: Strategic Objectives ^ Become the leader in selling identity protection services Direct to Consumer by making Identity Guard(r) Total Protection the standard. Drive at least 150,000 enrollments in 2008 and be positioned to grow to 1 million enrollments and $150 million in revenue by the end of 2011. ^ Integrate and grow the Business Services Unit so that it is positioned to grow to $125 million in revenue by 2011 with 20% margins. ^ Increase direct-marketed customers, build long-term value per endorsed customer, and continue to diversify clients and products offered through endorsed channels. ^ Further diversify through new products and acquisitions so we are positioned to create $150 million in revenue by 2011 from businesses or products that we do not have today. ^ Continue to engineer costs out of our processes, bring consumers online, and simplify our enrollment processes.

Our Strategy For Success: Measuring Strategic Objectives ^ Become the leader in selling identity protection services Direct to Consumer by making Identity Guard(r) Total Protection the standard. Drive at least 150,000 enrollments in 2008 and be positioned to grow to 1 million enrollments and $150 million in revenue by the end of 2011. We are ramping up integrated, direct-response marketing efforts. We are beginning to see increased web traffic and orders, but are still looking for additional volume. Growth in customer base in Q1 has been hampered by the collapse of credit market (fewer searches for credit reports, less willing to buy). New affiliate partners are driving Total Protection (identity theft centric) sales, which comprise 31% of total orders. We continue to see solid upgrade rates of free trial customers and excellent stick rates of "identity theft." Our referral program, with a 3-month free trial, is showing 50% upgrade rates. Overall volume of consumers searching for identity theft-oriented services is still very small. (The volume of credit-oriented searches is more than 10x greater.)

Our Strategy For Success: Measuring Strategic Objectives ^ Integrate and grow the Business Services Unit so that it is positioned to grow to $125 million in revenue by 2011 with 20% margins. Progress Completing integration of 2007 acquisitions Establishing business-specific pipelines Product enhancements Business development Beginning focus on joint strategic and management planning Additional business creation/acquisition goals Fit with high-demand area of BTB identity management marketplace Consumer protection and authentication Secure technology infrastructure Continued opportunistic additions Operational improvements in background screening, particularly in the European operations, that are expected to drive bottom-line growth in that business Margin improvement at Captira Analytical and Net Enforcers will come with growth in the top line

Our Strategy For Success: Measuring Strategic Objectives ^ Increase direct-marketed customers, build long-term value per endorsed customer, and continue to diversify clients and products offered through endorsed channels. We continue to diversify our new business efforts. We have closed 20 small to mid- size deals since the beginning of 2007, most of which are with non-financial institution clients. Business continues to migrate from lower-value indirect to higher-value direct. More than 50% of new customers will be from direct in 2008. Our Call Center cross-sell program is gaining client acceptance and ramping up, increasing long-term value to Intersections and our partners. Client versions of Total Protection are in development and should launch late Q3/early Q4.

Our Strategy For Success: Measuring Strategic Objectives ^ Further diversify through new products and acquisitions so we are positioned to create $150 million in revenue by 2011 from businesses or products that we do not have today. We have introduced two new products to protect consumers' identities online and on- the-go: PrivacyProtectSM - anti-keylogging software Mobile LockboxSM - combining secure document storage/retrieval, credential storage, and online financial account management via PC and mobile devices In the second half of 2008 and into 2009, we will enhance our existing credit products with score tracking and personal financial management tools We will also introduce new products and upgrades to more fully protect consumers on their computers in addition to online and on-the-go: To be announced throughout the summer and fall

Our Strategy For Success: Measuring Strategic Objectives ^ Continue to engineer costs out of our processes, bring consumers online, and simplify our enrollment processes. Engineer costs out of processes Continue to revise processes to minimize enrollment delays while maintaining processing efficiency such as enrollment, verification, and bureau/data provider. Implementing address standardization and NCOA to reduce return mail and improve matching with bureaus and other data sources. Utilizing technology and equipment, we are driving greater efficiency and increased output per operational headcount. Improve efficiencies by identifying areas of synergy across different business units. Bringing consumers online Test with major partner scheduled for this summer. Intend to leverage existing customer communications combined with new online only tools and features to create compelling reason for members to switch to online only delivery. In addition to physical mail savings per member, retention has proven to be better for members who are activated online.

Our Strategy For Success: Management Risks Success in consumer direct Rebuilt CRM systems Updated products Updated Internet sales vehicles Comprehensive marketing testing Expect to roll forward on continuing basis Loss of a large client Dramatically shifted to direct sales model beginning in 2006 Increased contractual protection of runoffs Diversifying business Inability to turn business services into a successful model at appropriate margins Moving toward strategic goal of $125 million in revenue by 2011 with 20% margins

Our Strategy For Success: Economic And Market Risks At macro level: We are not seeing any negative effects of the credit issues in the marketplace on our core consumer business. Enrollments are robust No meaningful change in attrition or declines-in fact, doing better than plan Some of our partners are turning to us to enhance marketing and product offerings, presenting us opportunities in an otherwise uncertain economy At micro level: We see the market moving toward full-service solutions, where Intersections leads. Product research and marketing results are telling us consumers are becoming more educated about complexities of identity theft Press and public discussion and increased marketing has increased public awareness of identity theft services as a whole Consumers are more responsive and retention rates are higher with our more comprehensive identity theft solutions-even though they are priced higher In sum, current economic and marketplace trends present us with an opportunity to grow our consumer business.

Our Strategy For Success: Current Year Jun-08 Jun-08 Actuals Guidance Guidance Q1 2008 Q2 2008 CY 2008 Consolidated (in millions except EPS) Revenue: 85.9 > 90.0 > 365.0 *** EBITDA (before stock exp): 11.5 around 13.0 > 47.0 *** EPS: $0.20 > $0.20 > $0.68 *** Intangibles Amortization: 2.5 2.9 approx. $10.9M *** Consumer Services Revenue per Subscriber: $14.12 * approx. $15.00 * > 60.00 ** Marketing Expense: $12.2M approx. $13.0M > $50.0M *** * based on revenue per quarter per ending subscriber ** based on full year revenue per year end subscriber *** updated from May 7, 2008 guidance

Our Strategy For Success: 5-Year Plan In 2007, we set forth a 5-year revenue plan and a series of corporate goals aimed at achieving that plan. If we achieve these objectives, our plan calls for our business to grow, and the following estimates may resemble success, but not home-run territory.

Our Strategy For Success: Next Year Looking ahead toward 2009, we believe our strategic goals remain realistic aspirations, and we expect our 2009 budget to be, in order of magnitude, consistent with the strategic plan.

Appendix: Retail Pricing Sources Feature Source Date Online Credit Bureau Report Creditreporting.com 6/6/08 Credit Bureau Monitoring Identityguard.com 6/6/08 Credit Bureau Score Equifax.com 6/6/08 Credit Bureau Report Update Equifax.com 6/6/08 3-in-1 Credit Report Equifax.com 6/6/08 3 Bureau Credit Monitoring Identityguard.com 6/6/08 3 Bureau Credit Scores Myfico.com 6/6/08 3 Bureau Credit Report Update Equifax.com 6/6/08 Public Record Report Intelius.com 6/6/08 Public Record Monitoring Identityguard.com 6/6/08 Online Account Monitoring Via Mobile Phone Mobilelockbox.com 6/6/08 Anti-key Logging Software Guardedid.com 6/6/08 Internet Security Suite Zonealarm.com 6/6/08 Credit Bureau Fraud Alert Lifelock.com 6/6/08 2-Factor Authentication Idvault.com 6/6/08

Appendix: Reconciliation Of Non-GAAP Measures EBITDA before stock based compensation Q1 2008 Q2 2008 CY 2008 ($ in millions) Actual Guidance Guidance Consolidated Income before income taxes and minority interest 5.1 6.0 19.6 Plus Stock Based Compensation 1.0 1.1 4.2 Plus Depreciation 2.3 2.5 10.2 Plus Amortization 2.5 2.9 10.9 Investment expense, net 0.5 0.5 2.1 Other expense / (income) 0.0 0.0 0.0 Consolidated EBITDA before stock based compensation 11.5 13.0 47.0 Consolidated reconciliation from income before income taxes to EBITDA

Appendix: Trademark Notice Intersections, Identity Guard, NOYDB, PrivacyProtect, Mobile Lockbox, and the associated designs and taglines are trademarks, federally registered trademarks, or service marks of Intersections Inc. Other trademarks are trademarks of their respective owners.